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                               EXHIBIT 10.32.1

                  AMENDMENT NO. 1 TO COLLABORATION AGREEMENT

     THIS AMENDMENT NO. 1 TO COLLABORATION AGREEMENT, dated as of April 10, 1996 (this "Amendment"), is entered into between SCIOS INC. (formerly Scios Nova Inc.), a Delaware corporation ("Scios" or "Scios Nova"), and GENENTECH, INC., a Delaware corporation ("Genentech").

                                 WITNESSETH:

     WHEREAS, Scios and Genentech have heretofore entered into a Collaboration Agreement dated as of December 30, 1994 (the "Collaboration Agreement");

     WHEREAS, Scios and Genentech desire to amend the Collaboration Agreement as hereinafter provided; and

     WHEREAS, capitalized terms not defined herein shall have the meanings given them in the Collaboration Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Scios and Genentech hereby agree as follows:

     SECTION 1. AMENDMENT. The Collaboration Agreement is hereby amended as follows:

     A. Sections 2.2 through 2.4 are hereby amended in their entirety to read as follows:

     SECTION 2.2 AURICULIN NDA NOT FILED BY DECEMBER 31, 1998. If, by December 31, 1998, Scios Nova has not filed an NDA for Auriculin for the treatment of acute renal failure or if within sixty (60) days of such filing the FDA has not accepted for review an NDA which was filed by December 31, 1998, Genentech may, in its sole discretion, elect one of the following options:

            (i)     Genentech may elect to extend to [                  ] the
period of time in which Scios Nova may file for purposes of Section 2.4 below, an NDA for Auriculin for the treatment of acute renal failure;

            (ii) Genentech may elect to cause Scios Nova to bring into the collaboration for the Field any other Scios Nova Product, or to bring into the collaboration for the Field any Genentech Product, and such Products(s) shall thereafter be a "Collaboration Product" for purposes of this Agreement; or

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            (iii)   Genentech may elect to terminate this Agreement as
provided in Section 15.2(b).

Such election must be made by Genentech within sixty (60) days of the later of (A) December 31, 1998 if Scios Nova has not filed an NDA for Auriculin by such date or (B) the date upon which Scios Nova notifies Genentech that the FDA has not accepted for review an NDA filed by December 31, 1998. If no election is made prior to the end of such election period, this Agreement shall terminate automatically pursuant to Section 15.2(b). In addition, Genentech's right to include Scios Nova Products hereunder shall terminate in
its entirety on [                 ].

     SECTION 2.3 MUTUAL AGREEMENT TO TERMINATE AURICULIN DEVELOPMENT. If the Parties mutually agree that the development of Auriculin in the Field should be discontinued prior to December 31, 1998, the Parties shall endeavor to select either a Scios Nova Product or a Genentech Product to be developed by Scios Nova as the first Collaboration Product. If, within sixty (60) days of such decision to discontinue development of Auriculin, the Parties are not able to agree on another product to develop, then Genentech shall have the rights under Section 2.2.

     SECTION 2.4 AURICULIN NDA FILED BY DECEMBER 31, 1998. If, by December 31, 1998, Scios Nova has filed an NDA for Auriculin for the treatment of acute renal failure and the FDA has accepted such NDA for review within sixty
(60) days of such filing, each Party shall thereafter have the right to require the other Party to contribute any or all of its Products, on a product-by-product basis, to the collaboration for use in the Field. Upon the exercise of such right by the non-developing Party as to a Product of a developing Party, such Product shall become a Collaboration Product for all purposes of this Agreement. Such right as to a Product may be exercised by providing written notice to the developing Party at any time after such FDA acceptance of an Auriculin NDA and prior to the Phase III Decision Date; PROVIDED, HOWEVER, that if Genentech has commenced Phase III trials of any Genentech Product in the Field prior to FDA acceptance of an NDA for Auriculin filed before December 31, 1998, Scios Nova shall have ninety (90) days from the date of such FDA acceptance within which to make the Product Election as to such first Genentech Product. In addition, each Party's right to include the other Party's Products hereunder shall terminate in its
entirety on [                        ].

     B. The first sentence of Section 2.7(a) of the Collaboration Agreement is hereby amended in its entirety to read as follows:

     SECTION 2.7   UNDERSTANDINGS RELATING TO NATRECOR.

             (a)   RIGHT TO COLLABORATE INSIDE THE FIELD.  Pursuant to
Section 2.2(ii), Genentech shall have the right to include Natrecor as a Collaboration Product in the Field; PROVIDED, HOWEVER, that such right shall
not be exercisable at any time after[                      ].

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     C.     Section 2.8(a) of the Collaboration Agreement is hereby amended in its entirety to read as follows:

     SECTION 2.8   NON-NATRIURETIC PRODUCTS.

             (a)   Neither Party shall commercialize, directly or indirectly,
any Non-Natriuretic Product in the Field prior to [                         ]
without first offering to the other Party the opportunity to negotiate a collaboration with respect to such Non-Natriuretic Product for use in the
Field under this Agreement.  If, by[                                 ], Scios
Nova has filed an NDA for Auriculin for the treatment of acute renal failure and the FDA has accepted such NDA for review within sixty (60) days of such
filing, the Parties shall continue to be bound until [                      ]
to such obligation to first offer the other Party an opportunity to negotiate a collaboration with respect to use in the Field of any Non-Natriuretic
Product that has reached a Phase III Decision Date by [                     ].
If, by December 31, 1998, Scios Nova has not filed such an NDA or if within sixty (60) days of such filing the FDA has not accepted for review an NDA which was filed by December 31, 1998, Scios Nova shall continue to be bound
until [                           ] to such obligation to first offer
Genentech an opportunity to negotiate with Scios Nova a collaboration with respect to the use in the Field of any Scios Nova Non-Natriuretic Product
that has reached a Phase III Decision Date by [                        ].

     D. The first sentence of Section 4.5(a) of the Collaboration Agreement is hereby amended in its entirety to read as follows:

            (a) If, at any time prior to January 1, 1999, either (i) Scios Nova believes that the development of Auriculin should be discontinued and Genentech believes such development should be continued, and/or (ii) Scios Nova does not desire to develop Natrecor in the Field and Genentech desires to have Natrecor developed in the Field, the Parties shall attempt to resolve such dispute in accordance with Section 17.1.

     E. The first sentence of Section 4.5(c) of the Collaboration Agreement is hereby amended in its entirety to read as follows:

            (c) If the panel decides that there is sufficient data suggesting that continued development of Auriculin as a product in the Field is warranted, Scios Nova shall continue such development in the Field in the Co-Promotion Territory, in accordance with the Development Plan to be reviewed by the JDC and reviewed and approved by the Management Committee, until the earlier of (i) the completion of the second Phase III Clinical Study of Auriculin in the Field in the United States, or (ii) December 31, 1998.

     F. The first sentence of Section 4.5(d) of the Collaboration Agreement is hereby amended in its entirety to read as follows:

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            (d)     If the panel decides that there is not sufficient data to
continue development of Auriculin, but determines that there is sufficient data suggesting that Natrecor should be developed as a product in the Field, Scios Nova shall thereafter develop Natrecor in the Field in the Co-Promotion Territory, in accordance with a Development Plan to be reviewed by the JDC and reviewed and approved by the Management Committee until the earlier of
(i) the completion of a Phase II Clinical Trial (for the purposes of this Section 4.5 only, a Phase II Clinical Trial shall mean such studies in humans of the efficacy and safety of a Product which is designed to generate sufficient data to commence Phase III Clinical Trials) or (ii) December 31, 1998.

     F. Section 7.1 of the Collaboration Agreement is hereby amended in its entirety to read as follows:

     7.1    MILESTONE PAYMENTS.

     (a) Genentech shall make the following payments to Scios Nova, within 30 days after the first achievement of each of the milestones by Auriculin:

             MILESTONE                              PAYMENT

     (i) MILESTONE ONE. Depending on when and if an NDA is filed by Scios, Milestone One shall be payable under Alternative A or B as follows:

                                   ALTERNATIVE A:

       If there is an NDA filing in the Field and in the United States ON OR BEFORE June 30, 1998:

         NDA filing in the Field and in the United States         $15 million

                            AND

         So long as there is Regulatory Approval in the           $15 million
      United States, upon the earlier of (a) January 1, 2001, or (b) Net Sales in the United States of $100 million in any 12-month period.

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                                 ALTERNATIVE B:

        If there is an NDA filing in the Field and in the United States AFTER June 30, 1998,
     Genentech may choose either of Option 1 or Option 2 within 21 days of receiving written notice of such NDA filing from Scios Nova:


     Option 1:  NDA approval in the Field and       $30 million
     in the United States

                        OR

     Option 2:  NDA filing in the Field and         $15 million
     in the United States

                       AND

        So long as there is Regulatory Approval     $15 million
     in the United States, upon the earlier of
     (e) January 1, 2001, or (f) Net Sales in the
     United States of $100 million in any
     12-month period.

     (ii)   MILESTONE TWO.  Upon Royalty-Bearing $[                ]
     Sales in the Licensed Territory (excluding
     Japan) of $[            ] in any 12-month
     period.

     (iii)  MILESTONE THREE.  Upon Regulatory    $[                ]
     Approval in Japan.

Once each such milestone has been paid, Genentech shall have no obligation to make the analogous milestone payment under Section 7.1(b).

     (b) If a Collaboration Product that is a Scios Nova Product other than Auriculin first meets any of the following milestones, then the remaining milestone payments under Section 7.1(a) shall no longer apply and Genentech shall make the following milestone payments to Scios Nova, within 30 days after the first achievement of each of the milestones by such other Scios Nova Product.

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              MILESTONE                                             PAYMENT

     (i) MILESTONE ONE. Depending on when and if an NDA is filed by Scios, Milestone One shall be payable under Alternative A or B as follows:

                             ALTERNATIVE A:

        If there is an NDA filing in the Field and in the United States ON OR BEFORE June 30, 1998:

        NDA filing in the Field and in the United States    $[               ]

                                   AND
        So long as there is Regulatory Approval in the      $[               ]
     United States, upon the earlier of (a) January 1, 2001, or (b) Net Sales in the United States of $100 million in any 12-month period.

                            ALTERNATIVE B:

        If there is an NDA filing in the Field and in the United States AFTER June 30, 1998,
     Genentech may choose either of Option 1 or Option 2 within 21 days of receiving written notice of such NDA filing from Scios Nova:

     Option 1:  NDA approval in the Field and in the        $[               ]
     United States
                                      OR

     Option 2:  NDA filing in the Field and in the          $[               ]
     United States
                                      AND

               So long as there is Regulatory Approval in   $[               ]
     the United States, upon the earlier of (e) January 1, 2001, or (f) Net Sales in the United States of $100 million in any 12-month period.

     (ii)     MILESTONE TWO.  Upon Royalty-Bearing Sales in $[               ]
     the Licensed Territory (excluding Japan) of            $[               ]
     in any 12-month period.

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     (iii)   MILESTONE THREE.  Upon Regulatory Approval in  $[               ]
     Japan.

If each such milestone is subsequently met by Auriculin, then and only then, Genentech shall pay again the milestones set forth in this Section 7.1(b) within 30 days after the achievement of each of the milestones by Auriculin.

     SECTION 2. All references to the Collaboration Agreement in any other document, agreement or writing shall hereafter be deemed to refer to the Collaboration Agreement as amended hereby.

     SECTION 3. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                       SCIOS INC.

                                       By:    /S/ Richard L. Casey
                                           -----------------------
                                       Its:     Chairman & CEO
                                           -----------------------

                                       GENENTECH, INC.

                                       By:    /S/  John F. McLaughlin
                                           --------------------------
                                       Its:  Executive Vice President
                                           --------------------------

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